Non-Mineral Leases (Tables)	12 Months Ended
Dec. 31, 2011
Future Minimum Rental Payments Due under Noncancelable Leases

At December 31, 2011, future minimum rental payments due under noncancelable leases related to continuing and discontinued operations were:

	Millions of Dollars
2012	$767
2013	519
2014	382
2015	300
2016	202
Remaining years	591

Total	2,761
Less income from subleases	132	*

Net minimum operating lease payments	$2,629

*	Includes $64 million related to subleases to related parties.

Operating Leases Rental Expense

Operating lease rental expense included in continuing operations for the years ended December 31 was:

	Millions of Dollars
	2011	2010	2009
Total rentals*	$304	267	259
Less sublease rentals	(14)	(14)	(18)

	$290	253	241

*	Includes $29 million, $16 million and $15 million of contingent rentals in 2011, 2010 and 2009, respectively. Contingent rentals primarily are related to drilling equipment and are based on usage or volume of product sold.